UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 28, 2022
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2022, the board of directors of Regal Rexnord Corporation (the “Company”) appointed Alexander P. Scarpelli, the Company’s Vice President, Corporate Controller, to succeed Robert J. Rehard, the Company’s Vice President and Chief Financial Officer, as the Company’s principal accounting officer. In this role, Mr. Scarpelli will continue to report to Mr. Rehard.

Mr. Scarpelli joined the Company in June 2022 as Vice President, Corporate Controller. Prior to joining the Company, Mr. Scarpelli was the Chief Accounting Officer for Access Clinical Partners, LLC. Prior to that role, Mr. Scarpelli served as the Assistant Controller for Dover Corporation from 2020-2022 and held successive and increasing roles of responsibility, including Director of Accounting Policy and External Financial Reporting, with Exelon Corporation between 2006 and 2020. Mr. Scarpelli started his career with KPMG in Chicago, Illinois.

Mr. Scarpelli receives an annual base salary and is eligible to participate in the Company’s bonus and long-term incentive compensation programs, as well as welfare and retirement benefit plans and programs that the Company makes available to all of its similarly situated employees.

There are no arrangements between Mr. Scarpelli and any other person pursuant to which Mr. Scarpelli was elected to serve as an officer of the Company, nor are there any transactions in which the Company is a participant in which Mr. Scarpelli has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: October 28, 2022          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary